BLACKROCK FUNDSSM
BlackRock Global Long/Short Equity Fund
(the “Fund”)

Supplement dated April 22, 2016 to the Fund’s
Investor and Institutional Shares Statement of Additional Information dated November 27, 2015 (as amended March 25, 2016) and Class K Shares Statement of Additional Information dated March 25, 2016

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Raffaele Savi and Kevin Franklin are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The table in the sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed			Number of Other Accounts and Assets for
	and Assets by Account Type			Which Advisory Fee is Performance-Based
	Other			Other
	Registered	Other Pooled		Registered	Other Pooled
	Investment	Investment	Other	Investment	Investment	Other
Name of Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Raffaele Savi	3	47	24	0	0	1
	$2.25 Billion	$15.96 Billion	$22.87 Billion	$0	$0	$0.11 Million
Kevin Franklin	2	23	3	0	0	0
	$1.43 Billion	$5.15 Billion	$2.28 Billion	$0	$0	$0

The last sentence of the first paragraph in the sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Messrs. Savi and Franklin is not measured against a specific benchmark.

The table in the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Raffaele Savi	$100,001-$500,000
Kevin Franklin	Over $1 Million

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Savi and Franklin may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Savi and Franklin may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-GLSEQ-0416SUP